                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  October 19, 1997
                                                 -------------------------------

                       Physicians Health Services, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware                         0-21098                     06-1116976
--------------------------------------------------------------------------------
(State or other                  (Commission                 (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)

        One Far Mill Crossing, Shelton, Connecticut              06484
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (203) 381-6400
                                                     ---------------------------

                                Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)






                                                        Exhibit Index at Page 5
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                                                             Total # of Pages 8
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                                                                    Page 1 of 8
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

ITEM 5.      Other Events
-------      ------------

       On October 19, 1997, Physicians Health Services, Inc. ("PHS"), Foundation Health Systems, Inc. and PHS Acquisition Corp. entered into an Amendment No. 1 to Agreement and Plan of Merger by and among Foundation Health Systems, Inc., PHS Acquisition Corp. and Physicians Health Services, Inc., dated, May 8, 1997. A copy of the amendment is attached hereto as Exhibit 10(a).


                                                                   Page 2 of 8
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

Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

Exhibit Number                  Description of Exhibit
--------------                  ----------------------

10(a) Amendment No. 1 to Agreement and Plan of Merger by and Among Foundation Health Systems, Inc., PHS Acquisition Corp. and Physicians Health Services, Inc.



                                                                Page 3 of 8
                                                                         --

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHYSICIANS HEALTH SERVICES, INC.


                                        By: Robert L. Natt
                                           -----------------------------
                                            President

Date: October 31, 1997




                                                                    Page 4 of 8
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

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                  Description of Exhibit          Sequential Page
-----------                  ----------------------          ---------------
10(a)                        Amendment No. 1 to Agreement
                             and Plan of Merger By and
                             Among Foundation Health
                             Systems, Inc., PHS Acquisition
                             Corp. and Physicians Health
                             Services, Inc.

                                                                    Page 5 of 8
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